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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 11, 2000
                               -------------------

                              QUANTA SERVICES, INC.
                               -------------------
               (Exact name of registrant as specified in charter)

            DELAWARE                    001-13831           74-2851603
   ----------------------------      ----------------   -------------------
   (State or other jurisdiction       (Commission         (IRS Employer
        of incorporation)             File Number)      Identification No.)


         1360 Post Oak Blvd., Suite 2100, Houston, TX           77056
         --------------------------------------------       -------------
           (Address of principal executive offices)           (Zip Code)


        Registrant's telephone number, including area code (713) 629-7600
                                 --------------


                                       N/A
                                       ---

         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

         Quanta issued on July 11, 2000, a press release, a copy of which is attached as an exhibit to this Form 8-K, announcing it had completed the acquisition of seven companies that are expected to produce annualized revenues of approximately $140 million in 2000. These acquisitions consist of both platform companies and smaller "tuck-in" companies that will be integrated into existing operating units. All of the acquisitions were accounted for under the purchase method of accounting.

         The companies Quanta acquired include:

             o IRBY Construction Company, Quanta's largest acquisition to date. IRBY, based in Jackson, Mississippi, is an electric power service provider that has diversified into fiber optic and wireless telecommunications nationwide;

             o Kuenzi Construction, Inc., based in Silverton, Oregon, which provides directional boring for communications conduit;

             o dot 05 Optical Communications, Inc., a fiber optic engineering, splicing and testing service provider based in Billerica, Massachusetts;

             o Marlboro Cablevision Constructors, Inc., based in Bennettsville, South Carolina, which provides aerial and underground services for the cable television industry;

             o NetCom Management Group, Inc., based in Albuquerque, New Mexico, which provides fiber optic services, including engineering, design, and installation, in addition to commercial data wiring and cabling;

             o Great Western Enterprises, Inc., based in Billings, Montana, which provides directional boring services for fiber optic and utility line installations and repairs; and

             o Tjader & Highstromm Inc., a provider of directional boring and installation services for the telecommunications and cable industries based in New Richmond, Wisconsin.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        c)  EXHIBITS

                  Exhibit Number              Description of Document


                  99.1                        Press Release of Quanta Services,
                                              Inc. issued July 11, 2000

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          QUANTA SERVICES, INC.


Date:   July 12, 2000                     By:           /s/ Brad Eastman
                                                 -------------------------------
                                          Name:  Brad Eastman
                                          Title: Vice-President, Secretary and
                                                 General Counsel

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                                  EXHIBIT INDEX

                  Exhibit Number              Description of Document


                  99.1                        Press Release of Quanta Services,
                                              Inc. issued July 11, 2000